UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2021

ST ENERGY TRANSITION I LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-41119	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Par-la-Ville Place, 4th Floor 14 Par-la-Ville Road Hamilton Bermuda		HM08
(Address of principal executive offices)		(Zip Code)

+1 (441) 295-6935

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM securities, each consisting of one Class A ordinary share, of $0.0001 par value per share, and one-half of one redeemable warrant	STET .U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share, included as part of the SAILSM securities	STET	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the SAILSM securities	STETWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 7, 2021, ST Energy Transition I Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 SAILSM securities (the “SAILSM securities”). Each SAILSM security consists of one Class A share, $0.0001 par value per share (the “Class A Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Share at an exercise price of $11.50 per share, subject to adjustment. The SAILSM securities were sold at an offering price of $10.00 per SAILSM securities, generating gross proceeds of $250,000,000.

On December 7, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 10,750,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,750,000 (the “Initial Private Placement”).

On December 7, 2021, a total of $253,750,000 (equal to $10.15 per unit), comprised of $245,000,000 of the proceeds from the IPO (which amount includes $8,750,000 of the underwriters’ deferred discount) and $8,750,000 of the proceeds of the sale of the Private Placement Warrants in the Initial Private Placement, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 7, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Initial Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On December 9, 2021, the Company announced that further to its IPO, the over-allotment option granted by the Company to the underwriters in the IPO to purchase an additional 3,750,000 SAILSM securities from the Company at a price of $10.00 per SAILSM security (the “Over-Allotment Option”) was exercised in full. The Over-Allotment Option closed on December 9, 2021 and the Company received aggregate gross proceeds of $37,500,000 in connection with the Over-Allotment Option.

On December 9, 2021, simultaneously with the closing of the Over-Allotment Option, the Company completed the Private Placement of an aggregate of 1,312,500 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $1,312,500 (the “Option Private Placement”).

On December 9, 2021, a total of $38,062,500 (equal to $10.15 per unit), comprised of $36,750,000 of the proceeds from the closing of the Over-Allotment Option (which amount includes $1,312,500 of the underwriters’ deferred discount) and $1,312,500 of the proceeds of the sale of the Private Placement Warrants in the Option Private Placement, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On December 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the Over-Allotment Option.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of December 7, 2021

99.2	Press Release, announcing the closing of the Over-Allotment Option

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST Energy Transition I Ltd.

Date: January 13, 2022	By:	/s/ Gunnar Eliassen
Name: Gunnar Eliassen
Title: Chief Executive Officer